UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 14, 2018

ACER THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33004	32-0426967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gateway Center, Suite 351 (300 Washington Street) Newton, Massachusetts	02458
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 902-6100
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.03Material Modification to Rights of Security Holders

On May 15, 2018, Acer Therapeutics Inc. (the “Company”) changed its state of incorporation from the State of Texas to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion, dated May 15, 2018 (the “Plan of Conversion”). The Company filed the following instruments on May 15, 2018 to effect the Reincorporation:  (i) certificate of conversion (the “Texas Certificate of Conversion”) with the Secretary of State of the State of Texas; (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware; and (iii) a certificate of incorporation (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware.  Pursuant to the Plan of Conversion, the Company also adopted new bylaws, which became effective with the Reincorporation (the “Delaware Bylaws”).

The Reincorporation was previously submitted to a vote of, and approved by, the Company’s stockholders at its 2018 Annual Meeting held on May 14, 2018, as set forth in Item 5.07 below. Upon the effectiveness of the Reincorporation:

●	the affairs of the Company ceased to be governed by Texas corporation laws and became subject to Delaware corporation laws;

●

the resulting Delaware corporation (“Acer Delaware”) is the same entity as the Company previously incorporated in Texas (“Acer Texas”) and continues with all of the rights, privileges and powers of Acer Texas, possesses all of the assets of Acer Texas, continues to be liable for all of the debts, liabilities and obligations of Acer Texas and continues with the same officers and directors of Acer Texas immediately prior to the Reincorporation; and

●

each outstanding share of Acer Texas common stock became an outstanding share of common stock of Acer Delaware, and each outstanding option, warrant, or other right to acquire shares of Acer Texas common stock became an option, warrant or other right to acquire an equivalent number of shares of common stock of Acer Delaware on the same terms and conditions as in effect immediately prior to the Reincorporation.

Certain rights of the Company’s stockholders changed as a result of the Reincorporation, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2018 (the “2018 Proxy Statement”), under the section entitled “Proposal 3 – Approval of the Reincorporation – Comparison of Shareholder Rights Before and After the Reincorporation,” which description is incorporated in its entirety herein by reference.

The Reincorporation did not result in any material change in the Company’s business, assets or financial position or in the persons who constitute the Company’s board, including those persons who were elected at the Annual Meeting. The individuals serving as officers of Acer Delaware immediately after the Reincorporation are the officers of Acer Texas serving immediately before the Reincorporation. The consolidated financial condition and results of operations of Acer Delaware immediately after consummation of the Reincorporation are the same as those of Acer Texas immediately before the consummation of the Reincorporation. The Company believes that the Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Company’s principal executive offices continue to be located at One Gateway Center, Suite 351 (300 Washington St.), Newton, Massachusetts 02458.

Immediately following the Reincorporation, the Company eliminated its holding company structure by completing a short-form merger pursuant to Section 253 of the Delaware General Corporation Law by merging Acer Therapeutics Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Private Acer”), with and into the Company (the “Subsidiary Merger”). The Company was the surviving corporation in connection with the Subsidiary Merger. As the Delaware Certificate of Incorporation used the placeholder name of “Acer Reincorporation, Inc.” due to “Acer Therapeutics Inc.” already being in existence in Delaware as Private Acer, in connection with the Subsidiary Merger the Company changed its name to “Acer Therapeutics Inc.” pursuant to a certificate of ownership and merger (the “Certificate of Ownership”) filed with the Delaware Secretary of State on May 15, 2018.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Texas Certificate of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Certificate of Ownership, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3, 3.4 and 3.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Reincorporation, the Company also adopted a new form of common stock certificate, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Indemnification Agreements with Directors and Officers

Following the Reincorporation, the Company entered into indemnification agreements (the “Indemnification Agreement”) with each of its directors and officers (each an “Indemnitee”), effective May 15, 2018, the form of which was previously approved by the Company’s Board of Directors and approved by the Company’s stockholders at the May 14, 2018 Annual Meeting.  Among other things, consistent with the Delaware Bylaws, the Indemnification Agreement generally requires that the Company (i) indemnify the Indemnitee from and against all expenses and liabilities with respect to proceedings to which Indemnitee may be subject by reason of the Indemnitee’s service to the Company to the fullest extent authorized or permitted by Delaware law and (ii) advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding, and in connection with any proceeding to enforce the Indemnitee’s rights under the Indemnification Agreement. The Indemnification Agreement also establishes various related procedures and processes and generally requires the Company to maintain directors and officers liability insurance coverage.

The above description of the form of Indemnification Agreement does not purport to be a complete statement of the provisions thereof. Such description is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

2018 Stock Incentive Plan

At the May 14, 2018 Annual Meeting, stockholders approved the Acer Therapeutics Inc. 2018 Stock Incentive Plan (the “Plan”). A copy of the Plan and the form of award agreement that the Company intends to use for option awards to be made under the Plan are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders

The Annual Meeting of stockholders of the Company was held on May 14, 2018. The proposals submitted to stockholders for approval are described in more detail in the 2018 Proxy Statement, and the final results of the stockholder votes on each proposal are shown below:

PROPOSAL 1 – To elect seven directors for one-year terms.

	For	Withheld	Broker Non-Votes
Steven J. Aselage	4,812,510	63,420	1,759,538
Jason Amello	4,824,625	51,305	1,759,538
Hubert Birner, Ph.D., MBA	4,824,435	51,495	1,759,538
John M. Dunn	4,824,617	51,313	1,759,538
Michelle Griffin	4,812,323	63,607	1,759,538
Luc Marengere, Ph.D.	4,729,560	146,370	1,759,538
Chris Schelling	4,824,611	51,319	1,759,538

PROPOSAL 2 – To approve certain provisions of the Delaware Charter and Delaware Bylaws as set forth below:

2A – Approve a provision to permit stockholder action only at a duly called meeting and to prohibit action by written consent of stockholders.

For	Against	Abstain	Broker Non-Votes
4,719,733	152,736	3,461	1,759,538

2B – Approve a provision to eliminate the ability of stockholders to call a special meeting of stockholders.

For	Against	Abstain	Broker Non-Votes
4,614,003	260,570	1,357	1,759,538

2C – Approve a provision to provide for supermajority voting in connection with future amendments to certain provisions of the certificate of incorporation.

For	Against	Abstain	Broker Non-Votes
4,717,789	156,009	2,132	1,759,538

2D – Approve a provision to provide for supermajority voting in connection with future amendments to certain provisions of the bylaws.

For	Against	Abstain	Broker Non-Votes
4,717,839	156,496	1,595	1,759,538

2E – Approve a provision to provide that the Court of Chancery of the State of Delaware will be the exclusive forum for certain legal actions.

For	Against	Abstain	Broker Non-Votes
4,669,014	203,667	3,249	1,759,538

PROPOSAL 3 – To approve the Reincorporation in order to effect a change in Acer’s jurisdiction of incorporation from Texas to Delaware.

For	Against	Abstain	Broker Non-Votes
4,786,122	86,099	3,709	1,759,538

PROPOSAL 4 – To approve the Acer Therapeutics Inc. 2018 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
4,617,197	254,963	3,770	1,759,538

PROPOSAL 5 – To ratify the appointment of Wolf & Company, P.C. as independent auditors for the fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes
6,604,783	19,656	11,029	0

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Plan of Conversion, dated May 15, 2018.
3.1	Certificate of Conversion, as filed with the Texas Secretary of State on May 15, 2018.
3.2	Certificate of Conversion, as filed with the Delaware Secretary of State on May 15, 2018.
3.3	Certificate of Incorporation, as filed with the Delaware Secretary of State on May 15, 2018.
3.4	Bylaws, effective May 15, 2018.
3.5	Certificate of Ownership and Merger, as filed with the Delaware Secretary of State on May 15, 2018.
4.1	Specimen common stock certificate.
10.1

Form of Indemnification Agreement between the Company and its directors and officers (incorporated by reference to Appendix F to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2018).

10.2	Acer Therapeutics Inc. 2018 Stock Incentive Plan (incorporated by reference to Appendix G to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2018).
10.3	Form of Notice of Stock Option Grant and Stock Option Agreement for option awards to be made under the 2018 Stock Incentive Plan.
99.1

Section entitled “Comparison of Shareholder Rights Before and After the Reincorporation” (incorporated by reference from the Company’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 15, 2018	ACER THERAPEUTICS INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
Chief Financial Officer